UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

Farmers National Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield Ohio	44406-05555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 533-3341

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends and restates the Current Report on Form 8-K filed by Farmers National Banc Corp., an Ohio corporation (the “Company”), with the Securities and Exchange Commission (“SEC”) on March 14, 2011 (the “Original Filing”). This Amendment is being filed to correct the “Date of Report,” which was inadvertently misstated as March 14, 2011. The correct date of “Date of Report” for the Original Filing is January 20, 2010.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 20, 2010, the Compensation Committee of Farmers National Banc Corp. (the “Company”) approved a cash incentive compensation program (the “ICP”) for certain of the employees of the Company’s wholly-owned subsidiary, The Farmers National Bank of Canfield (“Farmers Bank”), including Mark L. Graham, Senior Vice President and Senior Loan Officer for Farmers Bank. While the ICP is applicable to various types and levels of employees, the following summary is limited to the participation provisions applicable to Mr. Graham, who is a named executive officer of the Company, and is qualified in its entirety by reference to the full text of the ICP, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to the ICP, Mr. Graham is provided a target bonus opportunity of 30% of base salary, which is dependent upon the achievement of pre-established performance goals. Performance goals may be set in any of the following five general categories: (i) corporate goals; (ii) district goals; (iii) branch goals; (iv) group goals; and (v) individual goals. Pursuant to the ICP, Mr. Graham’s total opportunity can be based on any of the above types of goals and the mix and weighting of the types of goals may vary. For purpose of implementing the ICP, the Compensation Committee has delegated authority to an executive committee (the “Executive Committee”) comprised of certain members of management, including the Company’s Chief Executive Officer, to establish applicable performance goals and implement the terms of the ICP. Goals may be adjusted during the course of the year by the Executive Committee for circumstances, including, but not limited to, restructurings, acquisitions and reclassifications.

For purposes of determining award payouts, the ICP generally provides for three levels (threshold, target and maximum) of achievement, with interpolation for awards achieved between levels. For performance reaching the threshold level, the ICP provides for a payout at 80% of the target award, while performance exceeding the target level by 10% or more (the maximum level) results in a payout of 110% of the targeted award amount. For performance below the threshold level, no award amount is paid for the particular performance metric. Participation in the ICP is generally on a calendar year basis, with performance goals and targets to be reviewed and modified on an annual basis.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Incentive Compensation Program (incorporate by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on March 14, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By: /s/ Carl D. Culp
Carl D. Culp
Executive Vice President,
Chief Financial Officer and Treasurer

Date: March 14, 2011